UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) December 23, 2004

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of December 1, 2004, providing for, inter alia, the issuance of Mortgage Asset Backed Pass-Through Certificates, Series 2004-RS12)


                    Residential Asset Mortgage Products, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

              DELAWARE                333-117232            41-1955181
              --------                ----------            ----------
  (State or Other Jurisdiction of    (Commission         (I.R.S. Employer
           Incorporation)             File Number)       Identification No.)

     8400 Normandale Lake Blvd.                              55437
                                                             -----
             Suite 250                                     (Zip
       Minneapolis, Minnesota                                Code)
  (Address of Principal Executive
              Offices)


Registrant's telephone number, including area code, is (952) 857-7000
--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.
               ------------

           On December 29, 2004, the Registrant caused the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RS12, Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-1-6, Class M-I-1, Class M-I-2, Class M-I-3, Class M-I-4, Class A-II-1, Class A-II-2, Class A-II-3, Class M-II-1, Class M-II-2, Class M-II-3, Class M-II-4, Class M-II-5, Class M-II-6, Class M-II-7, Class SB-I, Class SB-II, Class R-I, Class R-II, Class R-III and Class R-IV Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of December 1, 2004, among the Registrant, Residential Funding Corporation, as Master Servicer and JPMorgan Chase Bank, National Association, as Trustee.



Item 9.01.     Financial Statements and Exhibits

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

     10.1 Pooling and Servicing Agreement, dated as of December 1, 2004 among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer and JPMorgan Chase Bank, National Association, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                By:     /s/ Jeff Baines
                                Name:   Jeff Baines
                                Title:  Vice President

Dated: January 12, 2005

                                    EXHIBITS